SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2003

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.

                                  (Depositor)

North Carolina                333-74544-18                  61-1430161
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St.                                            28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-h

On December 25, 2003, The Bank of New York, as Trustee for MORTGAGE PASS-THROUGH CERTIFICATES made a monthly distribution of principal and/or interest to the Holders of the Series 2002-h. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of July 1, 2002 by and among BANK OF AMERICA MORTGAGE SECURITIES, INC. as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of Series 2002-h relating to the Distribution Date of December 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2003


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of Series 2002-h relating to the Distribution Date of December 25, 2003 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated December 25, 2003


                             Payment Date: 12/25/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1-A-1      42,824,509.18    4.428000%     3,269,006.16    158,022.44    3,427,028.60       0.00       0.00
                        1-A-2      21,551,332.28    5.018000%     1,645,119.57     90,120.49    1,735,240.05       0.00       0.00
                        A-P            74,519.51    0.000000%           104.01          0.00          104.01       0.00       0.00
Residual                A-R                 0.00    4.625520%             0.00          0.17            0.17       0.00       0.00
                        2-A-1      28,996,941.07    5.024000%     1,803,612.74    121,400.53    1,925,013.26       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B-1         3,200,179.68    4.690853%       114,813.65     12,509.64      127,323.29       0.00       0.00
                        B-2         2,226,467.37    4.690853%        79,879.53      8,703.36       88,582.89       0.00       0.00
                        B-3         1,113,233.69    4.690853%        39,939.76      4,351.68       44,291.44       0.00       0.00
                        B-4           417,095.47    4.690853%        14,964.24      1,630.44       16,594.68       0.00       0.00
                        B-5           278,308.42    4.690853%         9,984.94      1,087.92       11,072.86       0.00       0.00
                        B-6           696,098.69    4.690853%        24,974.11      2,721.08       27,695.19       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        101,378,685.36     -            7,002,398.70    400,547.75    7,402,946.45     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1-A-1      39,555,503.02              0.00
                                1-A-2      19,906,212.71              0.00
                                A-P            74,415.50              0.00
Residual                        A-R                 0.00              0.00
                                2-A-1      27,193,328.34              0.00
--------------------------------------------------------------------------------
Subordinate                     B-1         3,085,366.04              0.00
                                B-2         2,146,587.84              0.00
                                B-3         1,073,293.92              0.00
                                B-4           402,131.23              0.00
                                B-5           268,323.48              0.00
                                B-6           671,124.58              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         94,376,286.66     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/03


          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1-A-1  42,824,509.18     4.428000% 06050HQX9    15.566696      0.752488    188.359538
                           1-A-2  21,551,332.28     5.018000% 06050HQY7    15.566696      0.852752    188.359538
                           A-P        74,519.51     0.000000% 06050HQZ4     1.356987      0.000000    970.846249
Residual                   A-R             0.00     4.625520% 06050HRA8     0.000000      1.735411      0.000000
                           2-A-1  28,996,941.07     5.024000% 06050HRB6    34.421404      2.316892    518.976456
------------------------------------------------------------------------------------------------------------------------
Subordinate                B-1     3,200,179.68     4.690853% 06050HRC4    26.345491      2.870501    707.977521
                           B-2     2,226,467.37     4.690853% 06050HRD2    26.345491      2.870501    707.977521
                           B-3     1,113,233.69     4.690853% 06050HRE0    26.345491      2.870501    707.977521
                           B-4       417,095.47     4.690853% 06050HRF7    26.345491      2.870501    707.977521
                           B-5       278,308.42     4.690853% 06050HRG5    26.345491      2.870501    707.977521
                           B-6       696,098.69     4.690853% 06050HRH3    26.345491      2.870501    707.977521
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     101,378,685.36       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-h
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        65,922,157.31    28,454,129.27    94,376,286.58
Loan count                    145               59              204
Avg loan rate           6.029418%        6.288988%             6.11
Prepay amount        5,071,893.48     1,841,465.95     6,913,359.43

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        74,566.03        29,575.10       104,141.13
Sub servicer fees            0.00             0.00             0.00
Trustee fees               236.94           100.99           337.93


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.435934%           100.000000%             93,447,302.04
   -----------------------------------------------------------------------------
   Junior            7.564066%             0.000000%              7,646,827.09
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   376,175.69
60 to 89 days                           0                         0.00
90 or more                              1                   700,000.00
Foreclosure                             0                         0.00

Totals:                                 2                 1,076,175.69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            7,402,946.45          7,402,946.45
Principal remittance amount            7,002,398.70          7,002,398.70
Interest remittance amount               400,547.75            400,547.75